UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

ENERGY RECOVERY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Drive, San Leandro, California 94577
(Address of Principal Executive Offices) (Zip Code)

(510) 483-7370
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ERII	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of June 10, 2021, the stockholders of Energy Recovery, Inc. (the “Company”) approved the resolutions of the Company’s Board of Directors (the “Board”) to amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect the declassification of the Company’s Board (the “Declassification Amendment”).
The Declassification Amendment had previously been approved, subject to stockholder approval, by the Company’s Board and will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.
A detailed discussion of the Certificate of Amendment is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 26, 2021 and a copy thereof is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on June 10, 2021, at the Company’s offices in San Leandro, California to (i) amend the Certificate of Incorporation, (ii) elect one Class I member of the Board, (iii) ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm; and (iv) approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.
As of April 12, 2021, the record date for the Annual Meeting, there were 57,422,485 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 49,027,453 shares of common stock, or approximately 85% of the shares outstanding as of the record date, were represented in person or by proxy, constituting a quorum.
The final results for the proposals voted on at the Annual Meeting are set forth below:

Proposal 1 – Amendment of Certificate of Incorporation to Effect a Declassification of the Board of Directors.

This proposal was approved. The following table shows the results of the stockholders’ vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,690,086	14,987	3,632	6,318,748

Proposal 2 – Election of Class I Director

The stockholders elected one Class I Director of the Board to serve for a one-year term until the 2022 Annual Meeting or a respective successor is elected and qualified or until the director’s earlier death, resignation, or removal. The following table shows the results of the stockholders’ vote:

Nominee for Class I Director	Votes For	Votes Withheld	Broker Non-Votes
Olav Fjell	39,659,251	3,049,454	6,318,748

Proposal 3 – Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

This proposal was approved. The following table shows the results of the stockholders’ vote:

Votes For	Votes Withheld	Abstentions
49,021,584	1,769	4,100

Proposal 4 – Non-Binding Advisory Vote on Executive Compensation.

This proposal was approved. The following table shows the results of the stockholders’ vote:

Votes For	Votes Withheld	Abstentions	Broker Non-Votes
40,166,702	1,005,412	1,536,591	6,318,748

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Energy Recovery, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Recovery, Inc.

Date:	June 10, 2021	By:	/s/ William Yeung
William Yeung
Chief Legal Officer